Hamilton Lane Private Secondary Fund

Consolidated Schedule of Investments

June, 30, 2025 (Unaudited)

Investments - 121.5%	Investment Type	Acquisition Date	Cost	Fair Value
Secondary Investments - 84.3%†,^
Secondary Funds - 84.3%
Asia - 4.2%
Diversified - 4.2%
Multiples Plenty Private Equity GIFT Fund*[1,2,3]	Limited Partnership Interest	4/1/2025	$3,552,138	$4,121,862
Total Diversified				4,121,862
Total Asia				4,121,862

North America - 66.5%
Diversified - 60.5%
Advent International GPE IX-G, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	1,354,359	1,365,972
AKKR Isosceles CV, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	4,093,113	4,093,113
Apollo Investment Fund IX, L.P.[1,2,3]	Limited Partnership Interest	1/2/2025	1,813,015	2,195,635
Banner Capital Fund I, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	5,020,802	7,531,203
Cevine Capital Management VI No. 1 Feeder, L.P., Inc.*[1,2,3,4]	Limited Partnership Interest	6/1/2025	483,884	552,903
Crestview Partners III CV-A, L.P.*[1,2,3]	Limited Partnership Interest	3/31/2025	2,150,651	3,639,928
CVC Capital Partners VII (A), L.P.*[1,2,3,4]	Limited Partnership Interest	12/31/2024	924,286	1,268,209
EQT IX Storable Side Car EUR SCSp*[1,2,3,4]	Limited Partnership Interest	6/1/2025	1,081,612	1,307,967
Genstar Capital Partners X, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	1,728,554	1,663,555
Genstar Capital Partners IX, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	1,588,460	1,527,303
Green Equity Investors Side VIII, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	823,845	936,679
H&F Executives VIII, L.P.*1,2,3	Limited Partnership Interest	6/1/2025	3,508,273	3,626,878
H&F Executives IX, L.P.*1,2,3	Limited Partnership Interest	6/1/2025	6,158,037	6,444,022
KKR Americas Fund XII (EEA), L.P.*[1,2,3]	Limited Partnership Interest	12/2/2024	2,227,396	3,204,438
KKR Americas Fund XII, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	807,043	905,453
Madison Dearborn Capital Partners VII-B, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	880,727	921,697
Madison Dearborn Capital Partners VIII-A*[1,2,3]	Limited Partnership Interest	12/31/2024	1,032,931	1,233,976
Madison Dearborn Capital Partners VIII-B*[1,2,3]	Limited Partnership Interest	12/31/2024	268,476	329,676
Madison Dearborn Capital Partners VIII-B, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	1,097,856	1,154,647
New Mountain Partners VI, L.P.[1,2,3]	Limited Partnership Interest	12/31/2024	1,383,260	1,648,078
Permira VII, L.P. 1*[1,2,3,4]	Limited Partnership Interest	6/1/2025	756,501	826,272
Platinum Equity Capital Partners V, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	987,278	944,410
Providence Equity Partners VIII-A, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	513,817	570,188
PSG Sequel-A, L.P.*[1,2,3]	Limited Partnership Interest	1/31/2025	2,775,431	3,304,054
Roark Capital Partners III, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	1,092,422	1,508,759
Roark Capital Partners IV, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	1,723,062	2,265,411
The Resolute III Continuation Fund, L.P.*[1,2,3]	Limited Partnership Interest	9/27/2024	2,226,436	2,562,100
Thoma Bravo Fund XII-A Global, L.P.*[1,2,3]	Limited Partnership Interest	6/1/2025	205,716	219,116
Thoma Bravo Fund XV, L.P.*[1,2,3]	Limited Partnership Interest	12/31/2024	1,455,053	1,773,307
Total Diversified				59,524,949

Healthcare - 3.5%
Blackrock Sapphire POF, L.P.*[1,2,3]	Limited Partnership Interest	9/27/2024	1,926,881	3,429,840

Industrials - 2.6%
LLCP LMM Acquisition Fund, L.P.[1,2,3]	Limited Partnership Interest	11/20/2024	2,015,824	2,507,103
Levine Leichtman Capital Partners VII-A, L.P.[1,2,3]	Limited Partnership Interest	12/11/2024	46,141	44,580
Total Industrials				2,551,683
Total North America				65,506,472

Western Europe - 13.6%
Consumer Goods - 3.0%
L Catterton Europe IV Aggregator, SLP*[1,3,4]	Limited Partnership Interest	11/25/2024	1,377,338	2,576,199
L Catterton Europe V, SLP*[1,2,3,4]	Limited Partnership Interest	3/11/2025	301,729	407,900
Total Consumer Goods				2,984,099

Diversified - 10.6%
Green Equity Investors VIII, L.P.[1,2,3]	Limited Partnership Interest	12/31/2024	1,153,318	1,361,405
Levine Leichtman Capital Partners Europe II SCSp*[1,2,3,4]	Limited Partnership Interest	4/1/2025	4,597,359	5,738,875
VIP III, L.P.*[1,2,3,4]	Limited Partnership Interest	9/6/2024	2,384,199	3,093,822
VIP V SCSp*[1,2,3,4]	Limited Partnership Interest	10/18/2024	190,579	188,431
Total Diversified				10,382,533
Total Western Europe				13,366,632
Total Secondary Funds (Cost $67,707,802)				82,994,966

	Interest rate	Principal Value	Shares	Cost	Fair Value
Short Term Investments - 37.2%
JPMorgan U.S. Government Money Market Fund - Agency Shares	4.12%[5]	N/A	2,165	$2,165	$2,165
UMB Bank, Money Market Fiduciary Deposit Investment	0.04%[5]	36,635,261	N/A	36,635,261	36,635,261
Total Short Term Investments (Cost $36,637,426)					36,637,426

Total Investments (Cost $104,345,228)					119,632,392
Liabilities in excess of other assets - (21.5%)					(21,179,469)
Total Net Assets - 100%					$98,452,923

†	Secondary Investments are portfolios of assets purchased on the secondary market.
^	Investments do not issue shares except where listed. Investments do not allow redemptions or withdrawals except at discretion of its general partner, manager or advisor.
*	Investment is non-income producing.

[1]	Restricted Security. Investments generally issued in private placement transactions and as such generally restricted as to resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date as shown in the Schedule of Investments. Total fair value of restricted investments as of June 30, 2025 was $82,994,966, or 84.3% of net assets.

[2]	Investment has been committed to but has not been fully funded by the Fund.
[3]	All or a portion of this security is held through HL PSF Splitter LLC.
[4]	Foreign security denominated in U.S. Dollars.
[5]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Schedule of Investments.

Hamilton Lane Private Secondary Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2025 (Unaudited)

Note 1 – Fair Value of Financial Instruments

The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Consolidated Statement of Assets and Liabilities. The Fund values its investments in investment funds at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”).

The Fund’s direct investments are in private credit and equity-related investments that are generally not publicly traded, and thus, market quotations are not available to be used for valuation purposes. Therefore, the Adviser is required to value these direct investments at estimated fair values, using present value and other subjective valuation techniques. These may include references to market multiples, market yields, valuations for comparable companies, public market or private transactions, subsequent developments concerning the companies to which the securities relate, results of operations, financial condition, cash flows, and projections of such companies provided to the Adviser and such other factors as the Adviser may deem relevant. Depending on the circumstances, company multiples will not always be comparable due to the size of the related companies or associated transactions being used as comparable data in valuation.

The Adviser utilizes a valuation committee, consisting of senior members of the management team, to review and approve the valuation results related to the investments. The Adviser also utilizes independent valuation firms to provide third-party valuation consulting services for direct credit and direct equity investments.

For portfolio investments that are publicly traded and for which market quotations are available, valuations are generally based on the closing sales prices, or an average of the closing bid and ask prices, as of the valuation date.

Under the Fund’s valuation procedures adopted by the Fund’s Board of Trustees (“Board”), the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Adviser subject to the oversight of the Board (in such capacity, the “Valuation Designee”). The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.

Note 2 – Portfolio Valuation

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Hamilton Lane Private Secondary Fund

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued

June 30, 2025 (Unaudited)

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities. This category also includes interests in special purpose vehicles whose fair value is predominantly attributable to investments in Level I type securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in investment funds.

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2025, in valuing the Fund’s assets and liabilities carried at fair value:

	Level I	Level II*	Level III*	Total
Assets
Investments
Short Term Investments	$36,637,426	$-	$-	$36,637,426
Total Investments	$36,637,426	$-	$-	$36,637,426

*The Fund did not hold any Level II or Level III securities at June 30, 2025.

Certain portfolio investments fair valued using net asset value (or its equivalent) as a practical expedient are not included in the fair value hierarchy. As such, investments in securities with a fair value of $82,994,966 are excluded from the fair value hierarchy as of June 30, 2025.